DISCLAIMER

The accompanying electronic file (the "Distributed Materials") contains modeling information distributed to you by Wachovia Capital Markets LLC ("Wachovia Securities") for the purpose of assisting you in making a preliminary analysis of the referenced securities, and does not constitute an offer to sell, or a solicitation to buy, such securities. The Distributed Materials are intended for the exclusive use of the party to whom Wachovia Securities has directly distributed such materials (the "Recipient"). By accepting the Distributed Materials, Recipient agrees that it will not (a) use the Distributed Materials or any information, tables and other statistical analyses that Recipient may generate on the basis of the Distributed Materials (such generated information, the "Hypothetical Performance Data", and together with the Distributed Materials, the "Information") for any purpose other than to make a preliminary analysis of the referenced securities, or (b) provide any Information to any person other than its legal, tax financial and/or accounting advisors for the purposes of making a preliminary analysis of the referenced securities. Recipient agrees and acknowledges that the Hypothetical Performance Data will be generated by or on behalf of the Recipient, and that neither Wachovia Securities not anyone acting on its behalf has generated or will generate or is in any way responsible for any Hypothetical Performance Data.

Although the Distributed Materials have been sent to you by Wachovia Securities, and not the issuer of the securities, the Information is based on information furnished by the issuer of the securities and its affiliates and other third parties, the accuracy and completeness of which has not been verified by Wachovia Securities or any other person. Further, numerous assumptions were used in preparing the Distributed Materials, which assumptions may not be reflected in the Distributed Materials or the Hypothetical Performance Data. Any weighted average lives, yields, principal payment periods and other information shown in the Hypothetical Performance Data will be based on various assumptions, and changes in such assumptions may dramatically affect such weighted average lives, yields, principal payment periods and other information. Neither Wachovia Securities nor any of its affiliates makes any representation or warranty as to the actual rate or timing of payments on any of the underlying assets, payments or yield on the securities or other assumptions used in generating the Hypothetical Performance Data. Further, the specific characteristics of the actual securities may differ from those shown in the Information due to, among other things, differences between (a) the actual underlying assets and the hypothetical underlying assets used in preparing the Information and (b) the assumptions used by you in producing the Hypothetical Performance Data and the actual assumptions used in pricing the actual securities. As such, no assurance can be given as to the Information's accuracy, appropriateness or completeness in any particular context; nor as to whether the Information and/or the assumptions upon which it is based reflect present market conditions or future market performance. The Information should not be construed as either projections or predictions or as legal, tax, financial or accounting advice.

Although a registration statement (including a prospectus) relating to the securities referenced in the Distributed Materials has been filed with the Securities and Exchange Commission and is effective, the final prospectus supplement relating to the actual securities to be offered has not yet been filed with the Securities and Exchange Commission. Neither the Distributed Materials nor any other materials or communications shall constitute an offer to sell or the solicitation of an offer to buy the referenced securities in any state in which such offer, solicitation, or sale would be unlawful prior to the registration or qualification of such securities under the securities laws of any such state. The principal amount, designation and terms of any security described in the Information are preliminary and subject to change prior to issuance. Prospective purchasers are referred to the final prospectus supplement relating to the actual securities to be offered that are preliminarily discussed in the Information for final principal amount, designation and terms of any security described in the Information prior to committing to purchase any such security. Once available, a final prospectus and prospectus supplement may be obtained by contacting the Wachovia Securities Structured Products Syndicate Desk at (704) 715-7008.

The Distributed Materials supercede all information relating to the subject securities that have been made available to you previously. In addition, the Information will be superseded in its entirety by any information made available to you after the date hereof (if any), as well as by the final prospectus supplement and prospectus relating to the actual securities preliminarily discussed in the Information.

Please be advised that the securities described in the Information may not be appropriate for all investors. Potential investors must be willing to assume, among other things, market price volatility, prepayment, yield curve and interest rate risks. Investors should make every effort to consider the risks of the securities described therein.

If you have received this communication in error, please notify Wachovia Securities immediately by telephone and return the original to the sending party by electronic mail.

fico strat....for all fico <620...by 10 fico increments

-----------------------------------------------------------------------------------------------------------------------------
FICO Score           Count         Balance        % of       Avg Balance     Gross WAC       W.A.       W.A. Lien   W.A. FICO
Distribution                                    Balance                                    Remaining      LTV
                                                                                             Term
-----------------------------------------------------------------------------------------------------------------------------
491 - 500              2           161,678.62       0.02         80,839.31      8.8483         359         80.00         500
-----------------------------------------------------------------------------------------------------------------------------
501 - 510             33         6,545,388.07       0.93        198,345.09      8.1185         359         72.74         506
-----------------------------------------------------------------------------------------------------------------------------
511 - 520             32         7,324,692.23       1.04        228,896.63      8.4827         359         76.17         514
-----------------------------------------------------------------------------------------------------------------------------
521 - 530             27         5,632,934.86       0.80        208,627.22      8.0434         359         76.58         526
-----------------------------------------------------------------------------------------------------------------------------
531 - 540             21         4,014,590.49       0.57        191,170.98      7.7468         357         73.24         537
-----------------------------------------------------------------------------------------------------------------------------
541 - 550             25         4,584,594.54       0.65        183,383.78      7.9552         359         75.55         546
-----------------------------------------------------------------------------------------------------------------------------
551 - 560             45         8,473,647.28       1.20        188,303.27      7.7205         359         81.34         555
-----------------------------------------------------------------------------------------------------------------------------
561 - 570             55        11,616,268.16       1.64        211,204.88      7.4234         359         79.88         566
-----------------------------------------------------------------------------------------------------------------------------
571 - 580             78        18,256,182.74       2.58        234,053.62      7.4680         356         78.58         576
-----------------------------------------------------------------------------------------------------------------------------
581 - 590            160        23,201,017.15       3.28        145,006.36      7.0829         346         80.70         586
-----------------------------------------------------------------------------------------------------------------------------
591 - 600            177        30,958,925.19       4.38        174,909.18      7.1165         345         80.64         596
-----------------------------------------------------------------------------------------------------------------------------
601 - 610            256        44,972,005.76       6.36        175,671.90      7.3084         341         82.89         605
-----------------------------------------------------------------------------------------------------------------------------
611 - 620            289        48,879,083.06       6.91        169,131.78      7.2505         338         81.81         615
-----------------------------------------------------------------------------------------------------------------------------
621 - 630            244        47,086,962.76       6.66        192,979.36      6.9971         341         81.27         625
-----------------------------------------------------------------------------------------------------------------------------
631 - 640            266        50,391,124.17       7.13        189,440.32      7.1666         339         82.15         635
-----------------------------------------------------------------------------------------------------------------------------
641 - 650            278        55,260,967.05       7.82        198,780.46      7.0077         337         82.79         645
-----------------------------------------------------------------------------------------------------------------------------
651 - 660            260        51,258,558.78       7.25        197,148.30      7.0803         334         83.39         656
-----------------------------------------------------------------------------------------------------------------------------
661 - 670            269        57,753,040.24       8.17        214,695.32      6.9205         341         82.78         666
-----------------------------------------------------------------------------------------------------------------------------
671 - 680            209        43,441,677.94       6.14        207,854.92      6.9475         336         84.06         676
-----------------------------------------------------------------------------------------------------------------------------
681 - 690            177        35,809,318.01       5.06        202,312.53      6.8379         338         82.14         685
-----------------------------------------------------------------------------------------------------------------------------
691 - 700            146        28,507,123.31       4.03        195,254.27      7.0704         332         83.63         696
-----------------------------------------------------------------------------------------------------------------------------
701 - 710            136        28,056,681.57       3.97        206,299.13      6.8595         333         83.34         705
-----------------------------------------------------------------------------------------------------------------------------
711 - 720             78        14,846,073.31       2.10        190,334.27      6.7243         338         83.30         716
-----------------------------------------------------------------------------------------------------------------------------
721 - 730             91        17,231,357.60       2.44        189,355.58      6.9307         332         82.37         725
-----------------------------------------------------------------------------------------------------------------------------
731 - 740             84        17,781,267.14       2.51        211,681.75      6.7054         337         82.86         736
-----------------------------------------------------------------------------------------------------------------------------
741 - 750             77        15,663,613.42       2.22        203,423.55      6.7850         334         81.68         746
-----------------------------------------------------------------------------------------------------------------------------
751 - 760             46         8,354,105.70       1.18        181,610.99      7.3375         336         85.48         755
-----------------------------------------------------------------------------------------------------------------------------
761 - 770             31         8,820,282.14       1.25        284,525.23      6.9439         338         81.13         766
-----------------------------------------------------------------------------------------------------------------------------
771 - 780             22         3,895,614.17       0.55        177,073.37      6.9744         328         82.68         776
-----------------------------------------------------------------------------------------------------------------------------
781 - 790             22         4,857,861.13       0.69        220,811.87      6.8696         333         83.94         785
-----------------------------------------------------------------------------------------------------------------------------
791 - 800             11         1,909,919.39       0.27        173,629.04      6.6577         343         84.40         796
-----------------------------------------------------------------------------------------------------------------------------
801 - 810              5           738,054.29       0.10        147,610.86      6.5649         328         83.48         802
-----------------------------------------------------------------------------------------------------------------------------
811 - 820              4           819,557.55       0.12        204,889.39      6.9746         338         74.51         815
-----------------------------------------------------------------------------------------------------------------------------
Total:             3,656       707,104,167.82     100.00        193,409.24      7.0959         340         82.07         649
-----------------------------------------------------------------------------------------------------------------------------

% of silent 2nd's

Seconds Exposure                          Count                  Balance                % of Balance
----------------                          -----                  --------               ------------
1st Liens No Seconds                      1,076              271,451,848.18                 38.39%
1st Liens w/Seconds in the Deal           1,135              293,585,982.94                 41.52%
1st Liens w/Silent Seconds                  286               69,039,326.20                  9.76%
2nd Liens w/First outside the Deal           24                1,264,348.10                  0.18%
2nd Liens w/First in the Deal             1,135               71,762,662.40                 10.15%
TOTAL                                     3,656              707,104,167.82                100.00%